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GE CAPITAL MORTGAGE SERVICES, INC.                               Exhibit # 99.37
Home Equity Loan Pass-Through Certificates,
Series 1996-HE1
EXHIBIT D
FORM OF SERVICER'S CERTIFICATE

MAY 1996

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:


     (1) Aggregate Monthly Payments Due:                           1,199,870.90
                                                                ---------------

     (2)  Aggregate Monthly Payments received and Monthly
          Advances made this Month:

          (a) Principal                                              184,373.68
                                                                ---------------
          (b) Interest                                               975,643.25
                                                                ---------------
          (c) Total                                                1,160,016.93
                                                                ---------------

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

          (a) Principal                                               69,049.28
                                                                ---------------
          (c) Total                                                   69,049.28
                                                                ---------------

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

          (a) Principal                                              827,314.01
                                                                ---------------
          (b) Interest                                                 9,385.15
                                                                ---------------
          (c) Total                                                  836,699.16
                                                                ---------------


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     (5)  Aggregate Insurance Proceeds (inculding purchases
          of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (6)  Aggregate Liquidation Proceeds for prior month:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (7)  Aggregate Purchase Prices for Defaulted Mortgage
          Loans:

          (a) Principal                                              253,814.56
                                                                ---------------
          (b) Interest                                                15,883.89
                                                                ---------------
          (c) Total                                                  269,698.45
                                                                ---------------

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (9)  Aggregate Purchase Prices for for Liquidating
          Loans:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (10) Aggregate Purchase Prices for for Document

          Deficiencies per Sec. 2.02

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------
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     (11) Pool Principal Balance                                 127,703,983.06
                                                                ---------------


     (12) Available Funds:                                         2,281,530.41
                                                                ---------------

     (13) Realized Losses for prior month:                                 0.00
                                                                ---------------

     (14) Aggregate Realized Losses:                                       0.00
                                                                ---------------

     (15) Compensating Interest Payment:                               1,014.92
                                                                ---------------

     (16) Net Simple Interest Shortfall:                                   0.00
                                                                ---------------

     (17) Net Simple Interest Excess:                                      0.00
                                                                ---------------

     (18) Simple Interest Shortfall Payment:                               0.00
                                                                ---------------

     (19) Unpaid Net Simple Interest Shortfall:

                         Class A1                36157TVQ1                 0.00
                                                 ---------           ----------
                         Class A2                36157TVR9                 0.00
                                                 ---------           ----------
                         Class A3                36157TVS7                 0.00
                                                 ---------           ----------
                         Class A4                36157TVT5                 0.00
                                                 ---------           ----------
                         Class A5                36157TVU2                 0.00
                                                 ---------           ----------
                         Class AL                36157TVW8                 0.00
                                                 ---------           ----------
                         Class S                 36196HE1S                 0.00
                                                 ---------           ----------

     (20) Class Certificate Interest Rate:


                         Class A4                36157TVT5            7.300000%
                                                 ---------           ----------
                         Class A5                36157TVU2            7.650000%
                                                 ---------           ----------
                         Class AL                36157TVW8            7.400000%
                                                 ---------           ----------
                         Class S                 36196HE1S            2.150703%
                                                 ---------           ----------


     (21) Maximum Amount:                                         10,909,689.02
                                                                  -------------

     (22) Amount Available:                                       10,639,990.57
                                                                  -------------
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     (23) Accrued Certificate Interest and Pay-out Rate:

                         Class A1        36157TVQ1       264,372.68      6.30%
                                         ---------    -------------    -------
                         Class A2        36157TVR9       171,791.67      6.65%
                                         ---------    -------------    -------
                         Class A3        36157TVS7        93,333.33      7.00%
                                         ---------    -------------    -------
                         Class A4        36157TVT5        45,758.26      7.30%
                                         ---------    -------------    -------
                         Class A5        36157TVU2        63,911.77      7.65%
                                         ---------    -------------    -------
                         Class AL        36157TVW8        78,933.33      7.40%
                                         ---------    -------------    -------
                         Class S         36196HE1S       228,877.84      2.15%
                                         ---------    -------------    -------
                         Total                           946,978.88

     (24) Principal distributable:

                         Class A1        36157TVQ1     1,334,551.53
                                         ---------    -------------
                         Class A2        36157TVR9             0.00
                                         ---------    -------------
                         Class A3        36157TVS7             0.00
                                         ---------    -------------
                         Class A4        36157TVT5             0.00
                                         ---------    -------------
                         Class A5        36157TVU2             0.00
                                         ---------    -------------
                         Class AL        36157TVW8             0.00
                                         ---------    -------------
                         Class R1        36157TVX6             0.00
                                         ---------    -------------
                         Class R2        36157TVY4             0.00
                                         ---------    -------------
                         Total                         1,334,551.53


     (25) Additional distributions to
            the Class R1 Certificate
            pursuant to Section 2.05 (d) :                     0.00
                                                      -------------

     (26) Additional distributions to
            the Class R2 Certificate
            pursuant to Section 4.01 (c) :                     0.00
                                                      -------------



     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



GE CAPITAL MORTGAGE SERVICES, INC.


By: /s/ Pamela L. Monahan
- ----------------------------------------
Name: Pamela L. Monahan
Title: Vice President